Fees Summary	Aug. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 159,500,000
Previously Paid Amount	0
Total Fee Amount	24,419.45
Total Offset Amount	0
Net Fee	$ 24,419.45